                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    July 16, 1996
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                            LIFE TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                        0-14991                           34-0431300
     ------------------                 ----------                   ---------------------
(State or other jurisdiction       (Commission File Number)     (IRS Employer Identification No.)



8717 Grovemont Circle, Gaithersburg, MD                                     20884
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(Address of principal executive offices)                                  (Zip Code)


Registrant's telephone number, including area code:      (301) 840-4000
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.


   On July 16, 1996, Life Technologies, Inc. announced that the Board of Directors voted to effect a 3 for 2 stock split in the form of a stock dividend, payable on August 28, 1996, to stockholders of record on August 9, 1996.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     C.  EXHIBITS.

         99. Press release dated July 16, 1996 issued by Life Technologies, Inc.


                                  SIGNATURES
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   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          LIFE TECHNOLOGIES, INC.


Date:  August 1, 1996                         By:  /s/ Joseph C. Stokes, Jr.
                                                   -------------------------
                                                   Vice President-Finance,
                                                   Secretary and Treasurer